                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  January 24, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12898                 38-2011419
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


 27555 Farmington Road                                         48334-3357
Farmington Hills, Michigan                                     (Zip Code)
   (Address of principal
     executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of January 25, 1996 for Series 1987-2 Distribution Reports as of February 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of January 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SOURCE ONE MORTGAGE SERVICES CORPORATION
                                          (Registrant)



                                      By: /s/ Ruth D. Brod
Date:  January 24, 1996                  -------------------------------
                                         Ruth D. Brod
                                         Assistant Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

              Distribution Date Statement for JANUARY  25, 1996


      COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
2-A   0.0000%           $0.00      45,100          $0.00            $0.00

2-B   7.0000%           $0.00      18,000          $0.00            $0.00

2-C   7.0000%           $0.00      19,700          $0.00            $0.00

2-D   9.5500%   $5,579,000.00 *     5,579     $44,399.54       $44,399.54

2-E   9.9500%  $11,394,367.95       5,200     $94,478.30            $0.00
              ---------------- ----------- -------------- ----------------
               $16,973,367.95      93,579    $138,877.84       $44,399.54


     Agency MBS Collections :
             Interest                                         $141,608.29
             Principal                                        $522,742.67
     Investment Income                                            $648.91
     Excess from previous month                                    161.79
                                                          ----------------
     TOTAL AVAILABLE                                          $665,161.66

     Due to Class 2-D INTEREST                                ($44,399.54)
     Due to Class 2-D REDEMPTION                             ($617,382.76)
     Due to Class 2-D (rounded down to even $1,000)          ($617,000.00)
     Excess in Collection Account                                ($382.76)
                                                          ----------------
     Available for Expenses and Residual Payments               $3,379.36

     Expenses Payable                                          ($2,979.87)

                                                          ----------------
     Net Balance                                                  $399.49
                                                          =================


     Due to Residual Holders                                      $399.49

     Amount Payable Per Individual
     Residual Certificate (5% Denomination):                     $19.9745




         Interest                        Principal         Principal        Per $1,000
        Payable Per    Principal        Payable Per      Balance After      CTF After
Class   $1,000 CTF      Payable         $1,000 CTF     JANUARY  25, 1996    JANUARY  25, 1996
-----  ------------  --------------  ----------------  -----------------    ----------------
2-A   $0.000000                         $0.000000                              $0.000000

2-B   $0.000000                         $0.000000                              $0.000000

2-C   $0.000000                         $0.000000                              $0.000000

2-D   $7.958333     $617,000.00 **       -             $4,962,000.00       $1,000.000000

2-E   $0.000000         -                -            $11,488,846.25       $2,209.393510
                    --------------                 -----------------
                       $0.00                          $16,450,846.25

    Ending Aggregate Agency MBS Balance:              $16,470,254.61

    Excess in collection Act as of Dec 25                    $161.79
    Accrual Distribution Amount:                          $94,478.30
    Aggregate Cash Flow Value Decline:                   $522,742.67
    Principal to Class 2-D Redemption                   ($617,000.00)
                                                   -----------------
                                                             $382.76
    Principal Distributable to Class 2-D                 $617,000.00
                                                   -----------------
    Aggregate Amount of Principal Distributable:         $617,382.76




                                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Trustee
                                                   Corporate Trust Division
                                                   Suite 0126
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   (312)407-4660


 ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

               Distribution Date Statement for February 1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
A      0.0000%           $0.00      38,510          $0.00            $0.00

B      8.0000%           $0.00      51,050          $0.00            $0.00

Z      9.9000%  $17,338,893.53      10,440    $143,045.87      $143,045.87
               ---------------- ----------- -------------- ----------------
                $17,338,893.53     100,000    $143,045.87      $143,045.87



      Agency MBS Collections :
              Interest                                         $144,493.00
              Principal                                        $339,206.50
      Investment Income                                          $1,022.64
                                                           ----------------
      TOTAL AVAILABLE                                          $484,722.14

      Due to Certificateholders                               ($482,252.37)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,469.77

      Expenses Payable                                          ($2,500.00)
                                                           ----------------
      Net Balance                                                  ($30.23)
                                                           ================


      Due to Residual Holders                                      ($30.23)**

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     ($1.5115)

      **Expenses larger than distribution.  Will be resolved on next month's distribution statement.



                                                                   Principal Balance
         Interest                    Principal       Principal     Per $1,000
       Payable Per    Principal     Payable Per    Balance After   CTF After
Class  $1,000 CTF     Payable*      $1,000 CTF   February  1, 1996 February  1, 1996
---- ------------ --------------  ------------  ----------------  ----------------
A     $0.000000          $0.00     $0.000000             $0.00         $0.000000

B     $0.000000          $0.00     $0.000000             $0.00         $0.000000

Z    $13.701712    $339,206.50    $32.491044    $16,999,687.03     $1,628.322512
                --------------                ----------------
                   $339,206.50                  $16,999,687.03


    Ending Aggregate Agency MBS Balance:        $16,999,954.56


                 Accrual Distribution Amount:                              $0.00
                 Aggregate Cash Flow Value Decline:                  $339,206.50
                                                                ----------------
                 *Aggregate Amount of Principal Distributable:       $339,206.50

                Principal Allocation:         Class A:                    0.000%
                                              Class B:                    0.000%



                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee
                                              Corporate Trust Division
                                              Suite 0126
                                              One First National Plaza
                                              Chicago, Illinois  60670
                                              (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2

               Distribution Date Statement for February 1, 1996


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   6.4500%     $114,094.24      39,750        $613.26          $613.26

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%     $143,590.69      14,580        $837.61          $837.61

 2-Z   9.4000%  $20,602,609.60      10,200    $161,387.11      $161,387.11
               ---------------- ----------- -------------- ----------------
                $20,860,294.53     100,000    $162,837.98      $162,837.98



      Agency MBS Collections :
              Interest                                         $165,144.18
              Principal                                        $433,973.38
      Investment Income                                          $1,388.81
                                                           ----------------
      TOTAL AVAILABLE                                          $600,506.37

      Due to Certificateholders                               ($596,811.36)
                                                           ----------------
      Available for Expenses and Residual Payments               $3,695.01

      Expenses Payable                                          ($2,956.01)
                                                           ----------------
      Net Balance                                                  $739.00
                                                           ================


      Due to Residual Holders                                      $739.00

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $36.9500




                                                                     Principal Balance
          Interest                     Principal       Principal     Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class   $1,000 CTF     Payable*       $1,000 CTF   February 1, 1996  February 1, 1996
-----  ------------ ---------------  ------------  ----------------  ----------------
2-A    $0.015428     $114,094.24     $2.870295             $0.00         $0.000000

2-B    $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-C    $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-D    $0.057449     $143,590.69     $9.848470             $0.00         $0.000000

2-Z   $15.822266     $176,288.45    $17.283181    $20,426,321.15     $2,002.580505
                 ---------------                ----------------
                     $433,973.38                  $20,426,321.15


     Ending Aggregate Agency MBS Balance:         $20,426,335.90


                  Accrual Distribution Amount:                               $0.00
                  Aggregate Cash Flow Value Decline:                   $433,973.38
                                                                  ----------------
                  *Aggregate Amount of Principal Distributable:        $433,973.38

                  Principal Allocation:         Class 2-A:                 0.0000%
                                                Class 2-D:                 0.0000%



                                                THE FIRST NATIONAL BANK OF CHICAGO,
                                                as Trustee
                                                Corporate Trust Division


                                                Suite 0126
                                                One First National Plaza
                                                Chicago, Illinois  60670
                                                (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for   January  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
--------------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $5,324,132.12      16,500   $39,930.99     $39,930.99

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $34,648.27         152    $7,492.69      $7,492.69
                ---------------- ----------- ------------ --------------
                 $17,358,780.39      96,702  $137,423.68    $137,423.68

                                                                    Principal Balance
     Interest                       Principal       Principal       Per $1,000
    Payable Per      Principal     Payable Per     Balance After    CTF After
    $1,000 CTF        Payable*      $1,000 CTF   January  20, 1996  January  20, 1996
 ----------------- --------------  ------------  -----------------  ----------------
1-A     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-B     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-C     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-D     $2.420060    $312,294.60    $18.926945      $5,011,837.52       $303.747728

1-E     $7.500000        -              -          $12,000,000.00     $1,000.000000

1-F     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-G     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-H     $0.000000          $0.00     $0.000000              $0.00         $0.000000

1-I     $49.294013       $624.59     $4.109145         $34,023.68       $223.840000
                   --------------                -----------------
                     $312,919.19                   $17,045,861.20




                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per
        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
     ---------- ---------------- ----------- ------------ --------------  -----------------
 1-R    0.0000%           $0.00       3,298        $7.97          $7.97          $0.002417



                                                 Principal Balance
                 Principal       Principal       Per $1,000
  Principal     Payable Per     Balance After    CTF After
   Payable*      $1,000 CTF   January 20, 1996     Januaryr  20, 1996
--------------  ------------  -----------------  ----------------
        $0.00     $0.000000              $0.00         $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     January 20, 1996
--------------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $5,352,198.36      16,533   $42,371.57    $312,919.19      $5,039,279.17

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $17,376,198.36     100,000  $137,561.57    $312,919.19     $17,063,279.17

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR January  20, 1996


Agency MBS Collections :
         Interest                                       $137,431.65
         Principal                                      $312,919.19
Investment Income                                           $150.74
                                                    ----------------
Lower Tier REMIC Collection Account                     $450,501.58
                                                    ----------------
Upper Tier REMIC Collection Account                     $450,501.58

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   ($312,919.19)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($137,423.68)

Expenses Payable                                              $0.00


REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.97)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($150.74)
                                                    ---------------
Net Balance                                                   $0.00
                                                    ===============



Beginning Aggregate Agency MBS Balance :          $100,001,006.61
Ending Aggregate Agency MBS Balance :              $17,046,867.63


 Aggregate Cash Flow Value Decline:                   $312,919.19
                                                 ----------------
 *Aggregate Amount of Principal Distributable:        $312,919.19



 Principal Allocation:

 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:              20.07451273%
 Class 1-I:               0.41091447%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660